Exhibit 99.1

Drilling Tools International Corp. Announces Appointment of

Ira H. Green, Jr. to its Board of Directors

Appointment Adds Experienced Capital Markets Leader to DTI’s Board

HOUSTON — January 27, 2026 — Drilling Tools International Corp. (NASDAQ: DTI) (“DTI” or the “Company”) today announced that Ira H. Green, Jr. has been appointed to the Company’s Board of Directors, effective immediately. The Board will appoint Mr. Green to certain committees of the Board at a later date.

Mr. Green brings over 30 years of specialized energy capital markets expertise, including his prior role as Managing Director and Head of Energy, Power & Infrastructure Capital Markets at Piper Sandler Co., where he led equity and debt capital markets activities across the energy sector, including oilfield services and equipment companies.

Earlier in his career, Mr. Green held senior investment banking positions at Simmons & Company International and Merrill Lynch as well as roles at The First Boston Corporation and Morgan Stanley. He also previously served as President, Chief Financial Officer, and a member of the Board of Directors of SalvageSale, Inc. He earned a Bachelor of Business Administration in Finance with highest honors from The University of Texas at Austin and an MBA with distinction from the University of Virginia Darden School of Business, where he currently serves on the Board of Trustees of the Darden School Foundation.

“We are pleased to welcome Ira to the DTI Board of Directors at an exciting time for our company,” said Wayne Prejean, Drilling Tools’ Interim Chair of the Board, President and Chief Executive Officer. “Ira’s insights into capital allocation, strategic M&A, and our overall positioning in the public markets will be invaluable to the Board’s oversight of DTI’s strategy and capital allocation in the years ahead. In addition, his deep energy capital markets background and long track record advising boards are highly complementary to our existing Board skills and directly support our focus on disciplined growth and value creation for stockholders.”

“I am honored to join the DTI Board of Directors and look forward to working with Wayne, my fellow directors, and the management team as the Company continues to execute on its impressive growth strategy,” said Mr. Green. “DTI has built a strong reputation with customers and is pursuing meaningful growth through both operational excellence and strategic acquisitions, and I am excited to contribute my experience in energy capital markets to help support the Company’s long-term value creation objectives.”

The appointment of Mr. Green is a key step in the Board’s ongoing 2026 board refreshment and succession planning process, which began in the summer of 2025. The plan is focused on aligning the Board’s skills and experience with DTI’s long-term strategy and growth objectives. The Board expects to continue its refreshment efforts and related governance matters as it evaluates director succession, leadership roles, and committee composition ahead of its 2026 Annual Meeting of Stockholders.

About Drilling Tools International Corp.

DTI is a Houston, Texas based leading oilfield services company that manufactures and rents downhole drilling tools used in horizontal and directional drilling of oil and natural gas wells. With roots dating back to 1984, DTI operates from 15 service and support centers across North America and maintains 11 international service and support centers across the EMEA and APAC regions. To learn more about DTI, please visit: www.drillingtools.com.

Contact:

DTI Investor Relations

Ken Dennard / Rick Black

InvestorRelations@drillingtools.com

Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking statements” for purposes of the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding our and our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this press release may include, for example, statements about: (1) the demand for our products and services, which is influenced by the general level activity in the oil and gas industry; (2) our ability to retain our customers, particularly those that contribute to a large portion of our revenue; (3) our ability to employ and retain a sufficient number of skilled and qualified workers, including our key personnel; (4) the impact of our status as an emerging growth company and smaller reporting company; (5) our ability to source tools at reasonable cost; (6) our customers’ ability to obtain required permits or authorizations from applicable governmental agencies and other third parties; (7) our ability to market our services in a competitive industry; (8) our ability to execute, integrate and realize the benefits of acquisitions, and manage the resulting growth of our business; (9) our ability to obtain new technology that may become prevalent in the oilfield services industry; (10) potential liability for claims arising from damage or harm caused by the operation of our tools, or otherwise arising from the dangerous activities that are inherent in the oil and gas industry; (11) the impact of the ongoing Russia-Ukraine and Israel-Hamas conflicts on the global economy; (12) application of oilfield anti-indemnity limitations enacted by certain states; (13) our ability to obtain additional capital; (14) the impact of restrictive covenants in the Amended and Restated Revolving Credit, Security and Guaranty Agreement among Drilling Tools International, Inc., certain of its subsidiaries, Drilling Tools International Corporation and PNC Bank, National Association, dated as of March 15, 2024 (the “Credit Facility Agreement”); (15) the impact of indebtedness incurred to execute our long-term growth strategy; (16) potential political, regulatory, economic and social disruptions in the countries in which we conduct business, including changes in tax laws or tax rates; (17) our dependence on our information technology systems, in particular Customer Order Management Portal and Support System, for the efficient operation of our business; (18) the impact of a change in relevant accounting principles, enforcement of existing or new regulations, and changes in policies, rules, regulations, and interpretations of accounting and financial reporting requirements; (19) the impact of adverse and unusual weather conditions on our operations; (20) our ability to comply with applicable laws, regulations and rules, including those related to the environment, greenhouse gases and climate change; (21) our ability to protect our intellectual property rights or trade secrets; (22) our ability to maintain an effective system of disclosure controls and internal control over financial reporting; (23) the potential for volatility in the market price of the Common Stock; (24) the impact of increased legal, accounting, administrative and other costs incurred as a public company, including the impact of possible shareholder litigation; (25) the potential for issuance of additional shares of DTI Common Stock or other equity securities; (26) our ability to maintain the listing of the DTI Common Stock on Nasdaq; (27) the impact of industry or securities analysts changing their recommendation, or failing to cover, the DTI Common Stock; (28) the impact of our status as a “controlled company;” (29) the ability of the Board to successfully implement its refreshment and succession plan; and (30) other risks and uncertainties described in DTI’s periodic filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and elsewhere.